[LOGO]

                  NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS

To the Shareholders:

Date of Special Meeting

     A Special Meeting of the Shareholders of I-Tech Holdings Group, Inc. (the "Company") will be held on Wednesday, May 5, 1999 at 9:30 a.m. local time at the principal offices of the Company at 1000-789 W. Pender Street, Vancouver, B.C. Canada V6C 1H2 or at any adjournments or postponements thereof (the "Special Meeting").

Purpose of the Special Meeting

     At the Special Meeting, you will be asked to consider and vote upon the following proposals:

     (1) an amendment to the Company's Articles of Amendment and Restatement of the Articles of Incorporation (the "Articles of Incorporation") deleting Articles XV of the Articles of Incorporation.

     (2) an amendment to the Articles of Incorporation changing the name of the Corporation from "I-Tech Holdings Group, Inc." to "Stockgroup.com, Inc.";

     (3) an amendment to the Company's By-Laws permitting shareholder actions to be taken by written consent, if all of the Company's shareholders consent in writing;

     (4) the Company's 1999 Incentive Stock Option Plan; and

     (5) such other matters as may properly come before the Special Meeting.

Record Date

     The Board of Directors of the Company has fixed the close of business on March 16, 1999 as the record date (the "Record Date") for the determination of the Company's stockholders entitled to notice of and to vote at the Special Meeting. Only holders of shares of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. You may inspect the list of all the shareholder entitled to notice of the Special Meeting at the offices of Sierchio & Albert, P.C. 41 East 57th Street, New York, New York 10022; or at the principal offices of the Company at 1000-789 W. Pender Street, Vancouver, B.C. Canada V6C 1H2.

     All shareholders are cordially invited to attend the special meeting. However, we are not asking you for a proxy or written consent and you are requested not to send us a proxy or written consent.


                                             By Order of the Board of Directors,




                                             -----------------------------------
                                             Marcus New

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[X]      Preliminary Information Statement
[ ]      Definitive Information Statement

                           I-TECH HOLDINGS GROUP, INC.
                  (Name of Registrant As Specified in Charter)

                           I-TECH HOLDINGS GROUP, INC.
              (Name of Person(s) Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act rules 0-11(c)(1)(ii), or 14c-5(g).

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.

     (3)  Filing Party:

     (4)  Date Filed:

                           I-TECH HOLDINGS GROUP, INC.

                                   ----------

                         Special Meeting of Shareholders
                            to be held on May 5, 1999

                              INFORMATION STATEMENT

     WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT

     This Information Statement (the "Information Statement") and the Notice of a Meeting dated April 16, 1999 (the "Notice of Meeting") are being furnished to the Shareholders (the "Shareholders") of I-Tech Holdings Group, Inc., a Colorado corporation (the "Company") in connection with the Special Meeting of the Shareholders to be held on Wednesday, May 5, 1999 at 9:30 a.m. local time at the principal offices of the Company at 1000-789 West Pender Street, Vancouver, B.C. Canada V6C1H2 or at any adjournments or postponements thereof (the "Special Meeting"). The Company's Board of Directors has fixed the close of business on March 16, 1999 as the record date (the "Record Date") for determining the Shareholders entitled to notice of and to vote at the Special Meeting.

     At the Special Meeting, the Shareholders will consider and vote upon the following proposals:

     (1) an amendment of the Company's By-Laws permitting shareholder actions to be taken by written consent if all of the Company's shareholders consent in writing;

     (2) an amendment of the Company's Articles of Amendment and Restatement of the Articles of Incorporation (the "Articles of Incorporation") deleting
     Article XV of the Articles of Incorporation;

     (3) an amendment of the Articles of Incorporation changing the name of the Corporation from "I-Tech Holdings Group, Inc." to "Stockgroup.com, Inc.";

     (4) the Company's 1999 Incentive Stock Option Plan; and

     (5) such other matters as may properly come before the Special Meeting.

     This Information Statement (along with the Notice of Meeting) is being mailed on April 16, 1999 to the Company's shareholders of record on the Record Date.

     The principal executive offices of the Company are located at 1000-789 W. Pender Street, Vancouver, British Columbia, Canada V6C 1H2 and its telephone and facsimile numbers are, respectively (604) 331-0995 and (604) 331-1194.

                                    Contents

                                                                            Page


Recent Corporate Developments.................................................3

1.  Acquisition of Stock Research Group Inc...................................3

2.  Stock Group's Business....................................................4

Dissenter's Rights ...........................................................5

Market for the Company's Common Stock.........................................5

Proposals to be Considered and Voted on at the Special Meeting................7

    Proposal No. I   Amendment of By-laws - Unanimous Written Consent.........7
    Proposal No. II  Amendment of the Articles of Incorporation -.............8
                    ...Deletion of Article XV
    Proposal No. III Amendment of the Articles of Incorporation -.............9
                    ...Name Change
    Proposal No. IV  Ratification and Approval of the 1999
                    ...Incentive Stock Option Plan............................9

Other Matters to be Considered at the Special Meeting.........................14

Additional Information........................................................14

Incorporation of Certain Documents by Reference...............................15


            The date of this Information Statement is April 16, 1999.

                          RECENT CORPORATE DEVELOPMENTS

1.   Acquisition of Stock Research Group Inc.

     Pursuant to a Share Exchange and Share Purchase Agreement dated March 11, 1999 (the "SEA") among the Company, 579818 B.C. Ltd., a British Columbia, Canada corporation wholly-owned by the Corporation (the "Subsidiary"), Stock Research Group Inc., a British Columbia, Canada corporation ("Stock Group") and all of the shareholders of Stock Group, (the "Stock Group Shareholders"), the Company acquired all of the outstanding shares of Stock Group from the Stock Group Shareholders in exchange for the issuance:

     o by the Subsidiary to the Stock Group Shareholders, on a pro-rata basis, of 3,900,000 Class A Exchangeable Shares (the "Exchangeable Shares"); and

     o by the Company to Stocktrans, Inc. as trustee for the Stock Group Shareholders (the "Trustee") of 3,900,000 shares of common stock (the "Company's Shares") to be held in trust under the terms of the an Exchange and Voting Agreement dated March 11, 1999 (the "Trust Agreement") among the Company, the Trustee, the Subsidiary and the Stock Group Shareholders.

     As a result of these transactions, each of the Stock Group Shareholders has the right to vote (or to direct the Trustee to vote on behalf of such Stock Group Shareholder) a number of the Company's Shares equal to the number of Exchangeable Shares owned by such Stock Group Shareholder. Since the Shares issued to the Trustee represent approximately 56% of all of the Company's outstanding shares, the Stock Group Stockholders have effective control of the Company. In addition, five Stock Group Shareholders have the right to vote or direct the vote of more than 5% of its outstanding shares. These shareholders are:

          Mr. Marcus New (the Company's Chairman of the Board and Chief Executive Officer) and his wife, Yvonne New, directly and indirectly through 518464 B.C. Ltd. (a company owned by Mr. New as to 50% and his wife Yvonne New as to 50%) own a total of 2,745,000 Exchangeable Shares and have the right to direct the vote of 2,745,000 of the Company's Shares. This represents approximately 39% of the outstanding common stock; and

          Mr. Craig Faulkner (the Company's Chief Technology Officer and a director) directly and indirectly through 569358 B.C. Ltd. owns a total of 915,000 Exchangeable Shares and thus has the right to direct the vote of 915,000 of the Company's Shares. This represents approximately 13% of the Company's issued and outstanding common stock.

     Accordingly, Mr. New and his wife, Yvonne New, along with Mr. Faulkner, may direct the vote of 3,660,000 of the Company's Shares or approximately 52% of the Company's outstanding shares; and accordingly may exercise control of the Company.

     You should read the section of this Information Statement entitled "Security Ownership of Certain Beneficial Owners and Management" for additional information as to share ownership by the Company's officers and directors.

     Following the acquisition of Stock Group, Mr. New and Mr. Faulkner were appointed to the Company's Board of Directors. In addition, Mr. New was elected to serve as the Company's Chairman of the Board, President and Chief Executive officer and Mr. Faulkner was elected to serve as the Company's Chief Technology Officer; Mr. John Dawe was elected to serve as the Company's Vice President of Finance, Secretary and Treasurer and Mr. Les Landes was elected to serve as the Company's Chief Operating Officer.

     The Company's current directors and officers are set forth in the following table:

         NAME                                     POSITION

      Marcus New                      Chairman of the Board, President and Chief
                                      Executive Officer

      Craig Faulkner                  Director and Chief Technology Officer

      Gerald H. Trumbule, Ph.D        Director

      Clark Burch                     Director

      Les Landes                      Chief Operating Officer

      John Dawe                       Vice President of Finance, Secretary and
                                      Treasurer

2.   Stock Group's Business

     Stock Group is an Internet based provider of comprehensive business and financial information to the small and micro cap financial markets. Since 1995 Stock Group has focused on small cap companies and currently hosts, creates and disseminates information to more than 150,000 Internet visitors monthly, which information includes detailed profiles of companies, industry news, stock quotes, charts, daily market reports, news releases and other investment tools. In addition Stock Group, through its own on-line industry focused community of Internet sites, believes that it has become a primary provider of timely, accurate investment information in selected industries to small cap investors.

     With over 150,000 viewers and over 70 million "hits" per month, Stock Group is among the top 1% of internet sites for traffic. With over 200 clients, Stock Group believes that it hosts the largest small cap company community site in North America.

     Stock Group currently generates its income from three sources; Internet services, marketing services and corporate advertising. In addition to web site creation and monthly maintenance for its corporate clients, Stock Group offers other web services including private label quotes and charts which allow viewers to see stock information without leaving the public company's investment site.

     To assist small cap companies to gain greater exposure, Stock Group markets the following services:

     placement of clients' sites on Stock Group's proprietary financial internet communities;

     access to Stock Group's proprietary E-mail listing of over 21,000 persons.

     Stock Group has recently started generating revenue by offering advertising space on its sites. In addition Stock Group provides advertising management and design services with respect to the design, hosting and maintenance of investor relations websites by small cap companies.

                              NO DISSENTERS' RIGHTS

     Under applicable provisions of the Colorado Corporations Code (the "Colorado Code") shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Special Meeting.

                      MARKET FOR THE COMPANY'S COMMON STOCK

     The Company's common stock has been quoted for trading on the Over the Counter Bulletin Board (the "OTCBB") since March 17, 1999. Accordingly, there has been a limited public market for the Company's Common Stock. Since trading commenced on March 17, 1999 through April 5, 1999, the high and low closing prices of the Company's common stock on the OTCBB were $10.25 and $5.00 respectively.

                                 SHARE OWNERSHIP

     The following table contains certain information regarding the beneficial ownership of the Company's Common Stock as of March 16, 1999 by:

     o    each executive officer and director of the Company

     o all current directors and executive officers of the Company as a group, and

     o each person who is known by the Company to beneficially own 5% or more Common Stock.

         Unless otherwise indicated in the footnotes to the table, Common Stock is owned directly, and the indicated person has sole voting and investment power. Unless otherwise indicated in the tables, the business address of each person listed below is c/o Stock Research Group, Inc., 1000-789 W. Pender Street, Vancouver, British Columbia, Canada V6C 1H2.

Name and Address                         Position                                      Shares              Percentage of
                                                                                    Beneficially              Shares
                                                                                       Owned
------------------------------------------------------------------------------------------------------------------------
Marcus New                               Chief Executive Officer and Director     2,745,000(1)(3)               39%



Craig Faulker                            Chief Technology Officer and               915,000(2)(3)               13%
                                         Director


Gerald H. Trumbule, Ph.D                 Director                                      1,000                   .01%
1629 York Street
Denver, Colorado 80206

Clark Burch                              Director                                      1,000                   .01%
529 Cherokee Street
Denver, Colorado 80204

Leslie Landes                            Chief Operating Officer                        Nil (2)                  -


John Dawe                                Chief Financial Officer and Secretary          Nil (3)                  -

Yvonne New                               (4)                                      2,745,000(1)                  39%

518464 B.C. Ltd.                         (5)                                      2,745,000                     39%

569358 B.C. Ltd.                         (6)                                        650,000                     10%

Directors and Officers as a Group (6                                              3,660,000                     52%
Persons)

------------------------------------------------------------------------------------------------------------------------

1. Mr. Marcus New (the Company's Chairman of the Board, President and Chief Executive Officer) and his wife, Yvonne New, directly and indirectly through 518464 B.C. Ltd. (a company owned by Mr. New as to 50% and his wife Yvonne New as to 50%) own a total of 2,745,000 Exchangeable shares and accordingly have the right to direct the vote of 2,745,000 of the Company's Shares which represent approximately 39% of the Company's issued and outstanding common stock.

2. Mr. Craig Faulkner (the Company's Chief Technology Officer and a director) directly and indirectly through 569358 B.C. Ltd. owns a total of 915,000 Exchangeable Shares and accordingly has the right to direct the vote of 915,000 of the Company's Shares which represent approximately 13% of the Company's issued and outstanding common stock.

3. Mr. New, Mr. Faulkner and Mr. John Dawe, subject to shareholder approval of the Company's 1999 Incentive Stock Option Plan, have been granted options to purchase 325,000, 195,000 and 15,000 shares, respectively, of the Company's common stock at $2.50 US per share. Mr. Les Landes has been granted, subject to shareholder approval of the Company's 1999 Incentive Stock Option Plan, options to purchase 745,800 shares of the Company's common stock at a price of $0.01 US per share as to 105,000 shares and $0.94 US per share as to the balance. The options have a 5 year term. These options were granted by the Company as of March 11, 1999 in replacement of options (in equal number and on the same terms and conditions as options granted by the Company's wholly-owned subsidiary as at August 1998 as to Mr. Landes and as at January 1, 1999 for all other grantees (the "date of grant")). Twenty (20%) percent of the options granted by the Company will commence to vest (and thereafter be exercisable) on each anniversary of the date of grant. However, as to Mr. Landes, the options may be exercised, to the extent vested, only after 2 years from the date of grant. In addition, 106,800 of Mr. Landes' options to purchase shares at a price of $0.94 US will vest and be exercisable only if the Company attains certain performance levels in each of the fiscal years ending December 31, 2000 and 2001. To date none of the options granted have vested.

4. Yvonne New is Marcus New's wife. Mrs. New owns 250,000 shares directly and 2,245,000 shares indirectly through her 50% ownership of 518464 B.C. Ltd.

5. 518464 B.C. Ltd. is a private company owned 50% by Marcus New and 50% by Yvonne New, his wife.

6. 569358 B.C. Ltd. is a private company wholly-owned by Craig Faulker.

                     PROPOSALS TO BE CONSIDERED AND VOTED ON
                             AT THE SPECIAL MEETING

     The following proposals will be considered and voted upon by the Shareholders at the Special Meeting.

                                   PROPOSAL I
                            Amendment of the By-Laws

     Section 9 of the Company's By-Laws reads as follows:

     "(a) Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting for the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would [be signed by the holders of outstanding stock having not less than the minimum number of votes that would] be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote thereon.

     (b) Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters' rights are provided under the Colorado Business Corporation Act, the notice shall contain a clear statement of the right of the shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of the Colorado Business Corporation Act regarding the rights for dissenting shareholders."

     We believe that Section 9 of the Company's By-laws is not consistent with the provisions of the Colorado Code permitting any action of the shareholders of a Colorado corporation to be taken without a meeting of such shareholder if all of the shareholders entitled to vote on such action thereon consent to such action in writing.

     Accordingly, we have proposed for consideration and approval by the Shareholders that Section 9 of the Company's By-laws be deleted and the following substituted in its place:

          "Unless the Articles of Incorporation require that such action be taken at a shareholders' meeting, any action required or permitted to be taken at a shareholders meeting may be taken subject to compliance with applicable law without a meeting if all of the shareholders entitled to vote thereon consent to such action; anything herein to the contrary notwithstanding if at any time hereafter the provisions of the Colorado Corporations Code permit shareholder action to be taken by written consent of less than all of the Company's shareholders, these By-laws shall be deemed to permit shareholder action by written consent to be taken by such lesser number of shareholders."

                                   PROPOSAL II
                   Amendment to the Articles of Incorporation
                           deleting Article XV thereof

     Article XV of the Articles of Incorporation provides:

          "Inasmuch as both the Corporation Business Corporation Act and these Articles of Incorporation both require shareholder action to amend these Articles of Incorporation, should the directors of this corporation amend these Articles whereby the name of this corporation is changed without actual notice to the shareholders, each officer and each director present at the meeting whereby such action is taken and voting therefor shall be personally, jointly and severally liable per se to each shareholder for breach of fiduciary duty (notwithstanding any language to the contrary herein). The damages shall accrue as to the date of such action taken, and shall be computed as follows: each shareholder shall be entitled to recover an amount equal the highest price per share at which this corporation's stock is publicly quoted at any time six months prior to such action taken to six months after such action taken, if this corporation's stock is publicly traded; and if the corporation's stock is not so publicly traded, an amount of five dollars ($5.00) per share. Although the purpose of this
     Article is to strictly prevent the officers and directors from taking action to harm any or all of this corporation's shareholders, it shall be no defense to any shareholder action brought pursuant to this Article that the shareholder(s) was not harmed by such action."

     Generally, under applicable Colorado Code the Company's name (except for minor changes reflecting changes in corporate designations such as "Inc.," "Corp.," or "Corporation" or changes deleting or adding a descriptive geographic term) may only be changed by action of the Company's shareholders. If such action is taken by written consent under Colorado Code all shareholders must consent; if such action is taken at a meeting of the shareholders, notice of such meeting (including the purpose of the meeting) must be timely given to all shareholders of record as of the record date set by the Company's Board of Directors. We believe that Article XV, in its current form

     o    does not enhance shareholder notice requirements; and

     o creates uncertainty as to its meaning, application and our responsibility thereunder.

     Accordingly, we have adopted a resolution referring to the shareholders for consideration and vote a proposal to amend the Articles of Incorporation by deleting Article XV thereof and authorizing the Company's officers to prepare and file (as soon as practicable after the date of the Special Meeting) a Certificate of Amendment to the Articles of Incorporation and such other documentation as is required under the Colorado Code to reflect such action.

                                  PROPOSAL III
                  Amendment to the Articles of Incorporation -
                                   Name Change

     In light of the Company's acquisition of Stock Group and the nature of the Company's business focus, we believe a change of the Company's name from "I-Tech Holdings Group, Inc." to "Stockgroup.com, Inc." will better reflect and be more descriptive of the Company's business activities.

     Accordingly, in light of Article XV discussed above we have adopted a resolution referring to the Shareholders for consideration and approval a proposal to amend the Articles of Incorporation so as to change the name of the Company from "I-Tech Holdings Group, Inc." to "Stockgroup.com, Inc."

                                   PROPOSAL IV
                        1999 Incentive Stock Option Plan

     On March 11, 1999 the Board of Directors adopted, subject to Shareholder approval the Company's ratification of the 1999 Incentive Stock Option Plan and allocated certain options thereunder. At the Special Meeting, shareholders will be asked to vote to approve the Company's 1999 Incentive Stock Option Plan and our initial allocation and grant ofthe options to: Mr. Marcus New in the amount of 325,000; Mr. Craig Faulker in the amount of 195,000; Mr. Leslie Landes in the amount of 745,800; and to Mr. John Dawes in the amount of 15,000.

     Purpose of the Plan. The purpose of the 1999 Incentive Stock Option Plan is to enhance the value of the shareholders' investment in the Company by encouraging key employees, directors and/or consultants, upon whose performance the Company and its subsidiaries is largely dependent for the successful conduct of its operations, to acquire and retain a financial interest in the Company. In addition, the 1999 Incentive Stock Option Plan is intended to enable the Company and its subsidiaries to compete effectively for and retain the services of such employees, directors and/or consultants.

     Vote Required. If a majority of the shares of common stock entitled to vote at the meeting are voted for the Company's 1999 Incentive Stock Option Plan, the Plan will be ratified and approved.

     Summary of the Plan. Here is a summary of the significant terms of the 1999 Incentive Stock Option:

Total Number of Shares Covered ........ 2,000,000

Administration ........................ Board of Directors (or committee appointed by the Board of Directors)
                                        administers the Plan.

Eligible Persons ...................... Directors, officers and employees and consultants of the Company.

Exercise Price ........................ Generally the closing price of the
                                        Company's common stock on the date we
                                        grant the option, but could be as low as 75% of the closing price or lower.

Options ............................... We may issue incentive stock options (an
                                        "ISO") under Section 422 of the Internal
                                        Revenue Code or non-qualified options or both.

Term of Options ....................... Generally 10 years, but could be a shorter period.

Vesting of Options .................... Options will generally vest over a five-year period, with 20% of the
                                        options becoming exercisable on each
                                        anniversary of the date the option was
                                        granted. But we can alter this vesting
                                        schedule.

Exercise of Options ................... The holder of an option can choose to pay the exercise price of the option in
                                        cash, with the Company's common stock
                                        (valued at the closing price of the
                                        common stock on the exercise date) or by any other legal consideration we may deem appropriate.

Transferability ....................... Options are not transferable except by will or by interstate succession.

Acceleration of
Vesting of Options .................... Generally, if a Change in Control (as
                                        defined in the Plan) occurs, the options will vest immediately and become exercisable in full.

Term of Plan .......................... The Plan will expire on March 11, 2009, unless we terminate it earlier.

Other Terms and Conditions
  of Options .......................... We may impose additional terms modifying the conditions on exercise of incentive
                                        award as we may deem appropriate.

Restricted Stock ...................... We may award restricted stock containing limitations on sale or transfer of the
                                        shares. Subject to those restrictions
                                        and any other conditions imposed by us,
                                        the Participant enjoys all of the other
                                        rights of a shareholder, including the
                                        right to receive dividends and to vote
                                        the shares.

                                        Upon vesting, previously restricted
                                        stock becomes freely tradable without
                                        restriction by the plan. Upon
                                        termination of employment, the employee
                                        forfeits restricted stock which has not
                                        vested unless the plan or we provide
                                        otherwise. Upon a Change in Control (as
                                        defined in the plan) we can provide for
                                        the restrictions lapse immediately, with full vesting of the maximum number of performance-based or other variable awards as if maximum performance levels were achieved.

Restrictions on Transfer .............. Officers subject to the short-swing trading rules, directors and owners of
                                        10% or more of our shares must comply
                                        with restrictions on vesting, the number of shares which they can buy or sell and restrictions on trading in shares within 6 months of certain other trades. We urge you to seek legal guidance before entering into any transactions involving shares if you are subject to those restrictions.

Federal Income Tax Consideration ...... The following summary describes the U.S.
                                        federal income tax consequences of the
                                        plan, based on current statutes,
                                        regulations and interpretations.

                                        This description is not intended to
                                        address your specific tax consequences
                                        or special rules that may apply to our
                                        directors and executive officers. We
                                        urge you to seek legal and tax guidance
                                        to understand how the tax laws affect
                                        your individual circumstances.

Options ............................... Holders will recognize no income and the
                                        Company will not be entitled to a
                                        deduction when we grant either
                                        non-qualified or incentive stock
                                        options. Non-qualified options are those that do not qualify as incentive stock options. On exercise of a non-qualified option, the holder recognizes as ordinary income the difference between the fair market value of the shares on the exercise date and the market value of the shares on the exercise date and the option exercise price. Subject to reporting requirements and any deduction limitation under Section 162(m) of the Internal Revenue Code, we will receive a deduction for that amount. Disposition of shares by the holder after exercise of a non-qualified option ordinarily results in a capital gain or loss.

                                        On exercise of an ISO, the holder will
                                        not recognize any income, and we will
                                        not receive a deduction, unless the
                                        holder does not satisfy the holding
                                        period requirements discussed in the
                                        next paragraph. The exercise of an ISO,
                                        however, may result in an alternative
                                        minimum tax liability to the holder.

                                        The disposition of shares acquired on
                                        exercise of an ISO will ordinarily
                                        result in capital gain or loss. If the
                                        holder, however, disposes of those
                                        shares within 2 years after the date of
                                        grant or 1 year after the date of
                                        exercise, the holder will recognize
                                        ordinary income for the excess of the
                                        fair market value of the shares on the
                                        exercise date over the option exercise
                                        price, or in certain circumstances the
                                        gain on sale, if less. Any gain not
                                        treated as ordinary income generally
                                        will be capital gain. Subject to
                                        reporting requirements, the Company will
                                        receive a deduction for
                                        ordinary   income   recognized   by  the
                                        holder,  unless   limited   by   Section
                                        162(m).

                                        If the holder pays for an option with
                                        previously owned shares, that exercise
                                        generally will not be a taxable sale of
                                        the previously owned shares. The holder
                                        will recognize no gain or loss on the
                                        previously owned shares on exercise of
                                        the option. Instead, the holder retains
                                        a carryover basis in the new shares. If
                                        the previously owned shares were
                                        acquired on the exercise of an ISO or
                                        other tax-qualified stock option, and
                                        the holding requirement for those shares is not satisfied by that time, that use will disqualify ISO status of the shares previously owned. The holder would then recognize ordinary income on the ISO shares surrendered, but under proposed Treasury Regulations not any additional capital gain, in the amount described above.

                                        Section 162(m) generally limits
                                        deductibility of any compensation above
                                        $1 million paid to a person who would be an officer named in the Summary Compensation Table during a given year, unless certain exception.

Restricted Stock
Code, a person ........................ Under Section 83(b) of the Internal
                                        Revenue receiving restricted stock may
                                        elect to include in ordinary income, as
                                        compensation at the time restricted
                                        stock is first issued, the excess of the fair market value of those shares at the time of issuance over the amount paid, if any, by the person for the shares. Subject to reporting and Section 162(m) limits, the Company will receive a deduction for that amount. The person making that election must file copies with the Internal Revenue Service and send us a copy of the election form. If the person makes a Section 83(b) election, he or she will generally recognize capital gain or loss when disposing of those shares.

                                        Unless a Section 83(b) election is made, the owner of the restricted stock generally will not recognize taxable income until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the person will recognize ordinary income for the excess of the fair market value of the shares on the vesting date over the amount paid, if any, for the shares. Subject to reporting and Section 162(m) limits, we will receive a deduction for that amount. Restricted stock holders are taxed as receiving ordinary income on receipt of any cash dividends or other distributions paid with respect to those shares before they vest.

Restrictions on Transfer .............. Officers subject to the short-swing trading rules, directors and owners of
                                        10% or more of our shares must comply
                                        with restrictions on vesting, the number of shares which they can buy or sell and restrictions on trading in shares within 6 months of certain other trades. We urge you to seek legal guidance before entering into any transactions involving shares if you are subject to those restrictions.

Allocations ........................... Subject to shareholder approval of the plan and our initial allocation of
                                        options, we have granted options to
                                        acquire up to 1,280,800.

                         Other Matters to be Considered
                             at the Special Meeting

     At the date of mailing of this Information Statement we know of no other business to be presented at the Special Meeting.

                             Additional Information

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is obligated to file reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. information as of particular dates concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's securities and any material interests of such persons in transactions with the Company is required to be disclosed in proxy statements distributed to the Stockholder and filed with the Commission.

     Such reports, proxy statements and other information should be available for inspection at the public reference facilities of the commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional office of the Commission located at Seven World Trade Center, Suite 1300, New York, N.Y. 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such information should be obtainable by mail, upon payment of the Commission's customary charges, by writing to the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a website on the internet at http://www.sec.gov that contains reports, proxy statements and other information relating to the Company and Purchaser which have been filed via the Commission's EDGAR System.

                 Incorporation of Certain Documents by Reference

     The following documents filed by the Company with the Commission pursuant to the Exchange Act are incorporated herein by reference.

     1. The Annual Report of the Company on Form 10-K for its fiscal year ended December 31, 1998;

     2. The Company's Current Reports on Form 8-K, dated March 19, 1999 (filed March 19, 1999), and March 23, 1999 (filed March 24, 1999).

     In addition, all reports and other documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such reports and documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Information Statement except as so modified or superseded.

     The Company will provide, without charge, to each person who receives this Information Statement, upon the written or oral request of such person, a copy of such documents incorporated herein by reference (not including exhibits to such information unless the exhibits themselves are specifically incorporated by reference). Requests for documents should be made as specified above.

                                              By order of the Board of Directors

                                              (SIGNATURE)


                                              Marcus New

                           I-TECH HOLDINGS GROUP, INC.

                        1999 INCENTIVE STOCK OPTION PLAN


1.   Purposes of the Plan.

     The purposes of this Plan are to (i) attract and retain the best available personnel for positions of responsibility within I-Tech Holdings Group, Inc. (the "Company"), (ii) provide additional incentives to Employees of the Company,
(iii) provide "Directors", "Consultants" and "Advisors" of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company, and to provide such persons with incentives and regards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value, and
(iv) generally, to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of options to purchase shares of the Company's Common Stock and other incentives.

     Incentive benefits granted hereunder may be either Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, stock awards, restricted stock or cash awards, as such terms are hereinafter defined. The types of options or other incentives granted shall be reflected in the terms of written agreements.

2.   Definitions.

     As used herein, the following definitions shall apply:

     2.1 "Base Price" means the value determined by the Board or the Committee to be used as the basis for determining the Spread upon the exercise of a Free-Standing Stock Appreciation Right, and shall be expressed as the Fair Market Value per share on the Date of Grant of the Stock Appreciation Right or a percentage of such Fair Market Value per share.

     2.2 "Board" shall mean the Board of Directors of I-Tech Holdings Group,
Inc.

     2.3 "Change of Control" means a change in ownership or control of the Company effected through either of the following transactions:

     (a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

     (b) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

     (c) a Corporate Transaction as defined below.

     2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     2.5 "Committee" shall mean the Committee appointed by the Board in accordance with Section 4.1 of the Plan, if one is appointed.

     2.6 "Common Stock" or "Common Shares" shall mean (i) shares of the Common Stock, no par value, of the Company described in the Company's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 12 of this Plan.

     2.7 "Company" shall mean I-Tech Holdings Group, Inc., a Colorado corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

     2.8 "Consultants" and "Advisors" shall include any third party retained or engaged by the Company to provide service to the Company, including any employee of such third party providing such services.

     2.9 "Corporate Transaction" means any of the following shareholder-approved transactions to which the Company is a party:

     (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

     (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

     (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the

Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     2.10 "Date of Grant" means the date specified by the Board or the Committee on which a grant of Options, Stock Appreciation Rights, Performance Shares of Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective.

     2.11 "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 10.3 of this Plan.

     2.12 "Deferred Shares" means an award pursuant to Section 10 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     2.13 "Director" shall mean a member of the Board.

     2.14 "Effective Date" means the effective date of this Plan as provided in
Section 6.

     2.15 "Employee" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.17 "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the fair Market Value per share shall be the average of the bid and asked prices of the Common Stock on the Date of Grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System on the National Association of Security Dealers Over the Counter Bulletin Board).

     2.18 "Incentive Agreement" shall mean the written agreement between the Company and the Participant relating to Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, stock awards, restricted stock and cash awards granted under the Plan, and shall include an Incentive Stock Option Agreement, Non-qualified Stock Option Agreement or other form of Agreement which may be approved by the Board.

     2.19 "Incentive Award" shall mean the award of one or more Incentives.

     2.20 "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision thereto.

     2.21 "Incentives" shall mean those incentive benefits which may be granted from time to time under the terms of the Plan which include Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, stock awards, restricted stock and cash awards.

     2.22 "Management Objectives" means the achievement of performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares of Performance Units or, when so determined by the Board of the Committee, Restricted Shares.

     2.23 "Non-qualified Stock Option" means an Option that is not intended to qualify as a Tax-Qualified Option.

     2.24 "Option Price" means the purchase price payable upon the exercise of an Option.

     2.25 "Option" means the right to purchase Common Shares from the Company upon the exercise of a Non-qualified Stock Option or a Tax-Qualified Option granted pursuant to Section 7 of this Plan.

     2.26 "Optioned Stock" shall mean the Common Stock subject to an Option.

     2.27 "Optionee" shall mean an Employee, Director, Consultant or Advisor of the Company who has been granted one or more Options.

     2.28 "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     2.29 "Participant" means a person who is selected by the Board or a Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, director, or other key employee of or a Consultant or Advisor to the Company, or (ii) has agreed to commence serving in any such capacity.

     2.30 "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 10 of this Plan within which the Management objectives relating thereto are to be achieved.

     2.31 "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 10 of this Plan.

     2.32 "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 10 of this Plan.

     2.33 "Plan" shall mean this 1999 Stock Incentive Plan, as amended from time to time in accordance with the terms hereof.

     2.34 "Restricted Shares" means Common Shares granted or sold pursuant to section 9 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 8.9 hereof has expired.

     2.35 "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

     2.36 "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     2.37 "Spread" means, in the case of a Free-Standing Stock Appreciation Right, the amount by which the Fair Market Value per share on the date when the Stock Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value per share on the date when the Stock Appreciation Right is exercised exceeds the Option Price specified in the related Option.

     2.38 "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     2.39 "Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

     2.40 "Tax-Qualified Option" means an Option that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

3.   Common Stock Subject to the Plan.

     Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold or otherwise awarded under the Plan is Two Million (2,000,000) Common Shares. Any Common Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. For the purposes of this Section 3:

     3.1 Upon payment in cash of the benefit provided by any award granted under this Plan, or upon expiration or cancellation of any award granted under this Plan, any Common Shares that were covered by such award shall again be available for issuance or transfer hereunder.

     3.2 Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

     3.3 Performance Units that are granted under this Plan and are paid in Common Shares or are not earned by the Participant at the end of the Performance Period shall be available for future grants of Performance Units hereunder.

4.   Administration of the Plan.

     4.1 Procedure.

          (a) The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

          (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

          (c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

          (d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 4.

     4.2 Power of the Board or the Committee

          (a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options or Incentive Awards to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2.19 of the Plan, the Fair Market Value of the Common stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with
     Section 2.19 of the Plan; (iv) to determine the number of Common Shares to be represented by each Option or Incentive Award; (v) to determine the Participants to whom, and the time or times at which, Options and Incentive Awards shall be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option and Incentive Award granted (which need not be identical) and, with the consent of the grantee thereof, modify or amend such Option or Incentive Award;
     (ix) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or Incentive Award; (x) to authorize any person to execute o behalf of the Company any instrument required to effectuate the grant of an Option or Incentive Award previously granted by the Board; (xi) to accept or reject the election made by a grantee pursuant to Section 7.5 of the Plan; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (b) The Board or a Committee may delegate to an officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award to other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     4.3 Effect of Board or Committee Decisions. All decisions and determinations and the interpretation and construction by the Board or a Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board or a Committee pursuant to any provision of this plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all grantees and any other holders of any Option or Incentive Award granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

5.   Eligibility.

     Consistent with the Plan's purposes, Options and Incentive Awards may be granted only to Employees, Directors, Consultants and Advisors of the Company as determined by the Board or a Committee. Subject to the terms of the Plan, an Employee, Director, Consultant or advisor who has been granted an Option or Incentive Award may, if he is otherwise eligible, be granted an additional Option or Incentive Award. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

6.   Board Approval; Effective Date.

     The Plan shall take effect on March 11, 1999, the date on which the Board approved the Plan. No Option may be granted after March 11, 2009 (ten (10) years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such options have expired or until such Options are canceled.

7.       Stock Options.

     The Board or the Committee may from time to time authorize grants to Participants of

Options to purchase Common Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     7.1 Options to be Granted; Terms.

          (a) Options granted pursuant to this Section 7 may be Non-qualified Stock Options or Tax-Qualified Options or combinations thereof. The Board or the Committee shall determine the specific terms of Options.

          (b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary that are necessary before the Options or installments thereof shall become exercisable.

          (c) Any grant of a Non-qualified Stock Option may provide for the payment to the Optionee of dividend equivalent thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

     7.2 Number of Shares Subject to Options. Each grant shall specify the number of Common Shares to which it pertains. Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

     7.3 Term of Option Earlier Termination. Subject to the further provisions of this Section 7, unless otherwise provided in the Incentive Agreement, the term of each Option shall be five (5) years from the Date of Grant hereof. In no case shall the term of any Option exceed ten (10) years from the Date of Grant thereof. Notwithstanding the above, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Stockholder"), the term of the Incentive Stock Option shall be five (5) years from the Date of Grant thereof or such shorter time as may be provided in the Incentive Agreement.

     7.4 Exercise Price.

          (a) Each grant shall specify an Option Price per Common Share for the Common Share to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the Date of Grant, and in the case of a Non-qualified Stock Option shall be no less than seventy-five percent (75%) of the Fair Market Value per share on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Stockholder, the per share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Date of Grant.

          (b) With respect to Incentive Stock Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of the Common Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year (under all employee benefit plans of the Company) shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options under the deferral tax laws shall be applied on the basis of the order in which such options are granted. Should the number of Common Shares for which any incentive Stock Option first becomes exercisable in any calendar year for the excess number of Shares as a Non-qualified Stock Option under the federal tax laws.

     7.5 Payment for Shares. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid as follows:

          (a) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board or the Committee may deem appropriate, including without limitation any form of consideration authorized pursuant to this Section 7 on such basis as the Board or the Committee may determine in accordance with this Plan, and (iv) any combination of the foregoing.

          (b) Any grant of a Non-qualified Stock Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board or the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7.5, the Common Shares received by the Optionee upon the exercise of the Non-qualified Stock Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (c) Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which a Participant shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Common Shares and remit to the company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Common Share, and (ii) the Company to deliver the certificates for the purchased Common Shares directly to such brokerage firm to complete the sale transaction.

          (d) The Board or Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

     7.6 Rights as a Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Common Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or the right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

     7.7 Loans or Installment Payments; Bonuses.

          (a) The Board or the Committee may, in its discretion, assist any Participant in the exercise of one or more awards under the plan, including the satisfaction of any federal, state, local and foreign income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Participant; or (ii) permitting the participant to pay the exercise price or purchase price for the purchased shares in installments; (iii) a guaranty by the Company of a loan obtained by the Optionee from a third party, or (iv) granting a cash bonus to the Participant to enable the Participant to pay federal, state, local and foreign income and employment tax obligations arising from an award.

          (b) Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Board or the Committee specifies in the applicable Incentive Agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Participant in connection with the acquisition of such shares. The amount of any bonus shall be determined by the Board or the Committee in its sole discretion under the circumstances.

          (c) The Board or the Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Board or the Committee may deem appropriate; provided, however, that the Board or the Committee shall not forgive that portion of any loan owed to cover the par value of the Common Shares.

     7.8 Exercise of Option.

          (a) Procedure for Exercise.

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a share.

               (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Common Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7.5 of the Plan.

               (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee. Unless otherwise provided in an Incentive Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or due to death or disability, then the Option, to the extent not exercised, shall cease on the date on which the Employee's employment by the company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his Option at any time within three (3) months after the date he ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of Incentive Stock Options extend more than three (3) months beyond termination of employment.

          (c) Disability. Unless otherwise provided in the Incentive Agreement, notwithstanding the provisions of Section 7.8(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may exercise his Option at any time within twelve (12) months from the date of termination, but only to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extend more than six (6) months beyond the date the Employee is unable to continue employment due to such disability.

          (d) Death. Unless otherwise provided in the Incentive Agreement, if an Optionee dies during the term of the Option and is at the time of his death an Employee who shall have been in continuous status as an Employee since the date of Grant of the Option, the

Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extent more than six (6) months beyond the date of the employee's death.

     7.9 Option Reissuance. The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under this
Section 7 and grant in substitution new Options under the plan covering the same or a different number of Common Shares but with an exercise price not less than
(i) 75% of the Fair Market Value per share on the new Date of Grant or (ii) 100% of the Fair Market Value per share in the case of Incentive Stock Options.

     7.10 Incentive Stock Options - Disposition of Shares. In the case of an Incentive Stock Option, a Participant who disposes of Common Shares acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two
(2) years after the Date of Grant of the Option, or (ii) within one (1) year after the exercise of the Option, shall notify the Company of such disposition and the amount realized upon such disposition.

     7.11 Option Agreement. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8.   Restricted Shares.

     Restricted Shares are Shares of Common Stock which are sold or transferred by the Company to a Participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their sale or other transfer by the Participant. The transfer of Restricted Shares and the transfer and sale of Restricted Shares shall be subject to the following terms and conditions:

     8.1 Number of Shares. The number of Restricted Shares to be transferred or sold by the Company to a Participant shall be determined by the Board.

     8.2 Sale Price. The Board shall determine the prices, if any, at which Restricted Shares shall be sold to Participant, which may vary from time to time and among Participants, and which may be below the Fair Market Value of such shares of Common Stock on the date of sale.

     8.3 Restrictions. All Restricted Shares transferred or sold hereunder shall be subject to such restrictions as the Board may determine, including, without limitation, any or all of the following:

          (a) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Board or the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such Restricted Shares, or otherwise);

          (b) a requirement that the holder of Restricted shares forfeit or resell back to the Company, at his cost, all or a part of such Restricted Shares in the event of termination of his employment during any period in which such Restricted Shares are subject to restrictions; and

          (c) a prohibition against employment of the holder of such Restricted Shares by any competitor of the Company or a subsidiary of the Company, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

     8.4 Escrow. In order to enforce the restrictions imposed by the Board pursuant to Section 8.3 above, the Participant receiving Restricted Shares shall enter into an agreement with the Company setting forth the conditions of the grant. Restricted Shares shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.

     8.5 End of Restrictions. Subject to Section 8.3, at the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, such Restricted Shares will be delivered, free of all restrictions, to the Participant or to the Participant's legal representative, beneficiary or heir.

     8.6 Stockholder. Subject to the terms and conditions of the Plan, each Participant receiving Restricted Shares shall have all the rights of a stockholder with respect to such shares of stock during any period which such shares are subject to forfeiture and restrictions on transfer, including, without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to the Restricted Shares shall be paid to the Participant currently.

     8.7 Ownership of Restricted Shares. Each grant or sale shall constitute an immediate transfer of the ownership of the Restricted Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the "substantial risk of forfeiture" and restrictions on transfer referred to hereinafter.

     8.8 Additional Consideration. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per share on the Date of Grant.

     8.9 Substantial Risk of Forfeiture.

          (a) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board or the Committee on the Date of Grant.

          (b) Each grant or sale shall provide that, during the period for which substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board or the Committee on the Date or Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

     8.10 Dividends. Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board of the Committee may determine.

     8.11 Additional Grants Successive grants or sales may be made to the same Participant regardless of whether any Restricted Shares previously granted or sold to a Participant remain restricted.

9.   Deferred Shares.

     The Board or the Committee may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     9.1 Performance Conditions. Each grant or sale shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board or the Committee may specify.

     9.2 Additional Consideration. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the participant that is less than the Fair Market Value per shares on the Date of Grant.

     9.3 Deferral Period. Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board or the Committee on the Date of Grant.

     9.4 Ownership of Shares. During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board or the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

     9.5 Additional Grants. Successive grants or sales may be made to the same Participant regardless of whether any Deferred Shares previously granted or sold to a Participant have vested.

     9.6 Agreement. Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

10.  Performance Shares and Performance Units.

     The Board or the Committee may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     10.1 Number. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

     10.2 Performance Period. The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board or the Committee on the Date of Grant.

     10.3 Management Objectives.

          (a) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed or with respect to which the participant provides consulting services.

          (b) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (c) The Board or the Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board or the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

     10.4 Payment.

          (a) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board or the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (b) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board or the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, on the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Board or the Committee Shares issued, with respect thereto may not exceed maximums specified by the Board or the Committee on the Date of Grant.

     10.5 Dividends. On or after the Date of Grant of Performance Shares, the Board or the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

     10.6 Additional Grants. Successive grants may be made to the same Participant regardless of whether any Performance Shares or Performance Units granted to any Participant have vested.

     10.7 Agreement. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

11.  Adjustments Upon Changes in Capitalization or Merger.

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Incentive Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options nor Incentive Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Incentive Award, as well as the price per share of Common Stock covered by each such outstanding Option or Incentive Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option or Incentive Award.

     In the event of the proposed dissolution or liquidation of the Company, all Options and Incentive Awards will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise his Option or Incentive Award as to all or any part thereof, including Shares as to which the Option or Incentive Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option or Incentive Award shall be assumed or an equivalent Option or Incentive Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option or Incentive Award as to all of the Shares, including Shares as to which the Incentive would not otherwise be exercisable. If the Board makes an Incentive exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option or Incentive Award shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option or Incentive Award), and the Option or Incentive Award will terminate upon the expiration of such period.

12.  Transferability.

     Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by a Participant and any attempt by a Participant to do so will be null and void. No Option or Incentive Award granted under this Plan may be transferred by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Options and other awards granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

13.  Time of Granting Incentives.

     The Date of Grant of an Option or Incentive Award shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option or Incentive Award. Notice of the determination shall be given to each Participant to whom an Option or Incentive Award is so granted within a reasonable time after the date of such grant.

14.  Amendment and Termination of the Plan.

     14.1 The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote thereon, to the extent required by law, rule or regulation:

          (a) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

          (b) Any change in the designation of the persons eligible (or any change in the class of Employees eligible, in the case of Incentive Stock Options) to be granted Options or Incentive Awards involving Shares; or

          (c) If the Company has a class of equity security registered under
     Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

     14.2 Notwithstanding the foregoing, stockholder approval under this Section 14 shall only be required at such time as (A) any rules of the National Association of Securities Dealers' Automated Quotation System-National Market System shall require stockholder approval of a plan or arrangement pursuant to which Common Stock may be acquired by officers or directors of the Company, and/or (B) Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Exchange Act, and as such Rule may be amended from time to time, shall require the approval of stockholders of a company of any material amendment to any employee benefit plan of such company, or (C) Section 422 of the Code shall require shareholder approval of an amendment to the Plan.

     14.3 Any such amendment or termination of the Plan shall not affect options already granted and such Options shall remain in full force and effect as if this plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.4 Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) March 11, 2009 or such earlier date as the Board shall determine, or (ii) the date on which all awards available for issuance in the last year of the Plan shall have been issued or canceled. Upon termination of the Plan, no further awards may be granted, but all grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such grants.

15.  Withholding Taxes.

     15.1 The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     15.2 An Optionee who is also an officer or a director of the Company must make the above described election: (a) at least six months after the Date of Grant of the Option (except in the event of death or disability); and (b) either: (i) six months prior to the Tax Date, or (ii) prior to the Tax Date and during the period beginning on the third business day following the date the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

16.  Corporate Transaction or Change of Control.

     The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

17.  Miscellaneous Provisions.

     17.1 Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

     17.2 Construction of Plan. The place of administration of the Plan shall be in the State of Colorado, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the state of Colorado without regard to conflict of law principles and, where applicable, in accordance with the Code.

     17.3 Other Compensation. The Board or the Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     17.4 Continuation of Employment or Services. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

     17.5 Tax-Qualified Options. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option; provided, however, that any such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

     17.6 Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 15 of this Plan, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitaiton waiving or modifying any limitation or requirement with respect to any award under this Plan.

     17.7 Binding Effect. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacees and their permitted assignees.

     17.8 Exchange Act Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

     17.9 Conditions upon Issuance of Shares.

          (a) Shares shall not be issued pursuant to the exercise of an Option or Incentive Award unless the exercise of such Option or Incentive Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option or Incentive Award, the Company may require the person exercising such option or Incentive Award to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

          (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.10 Fractional Shares. The Company shall not be required to issued any fractional Common Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     17.11 Reservation of Shares. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.12 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Incentive Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf.

     17.13 Gender. For purposes of this Plan, words used in the masculine gender shall


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


include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

     17.14 Use of Proceeds. Any cash proceeds received by the Company from the sale of Common Shares under the Plan shall be used for general corporate purposes.

     17.15 Regulatory Approvals.

          (a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Common Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Common Shares issued pursuant to it.

          (b) No Common Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Common Shares issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Shares are then listed for trading.


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